UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2013
EMCOR Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8267	11-2125338
(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven, Norwalk, CT	06851-1092
(Address of Principal Executive Offices)	(Zip Code)

(203) 849-7800

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On June 13, 2013 at our 2013 Annual Meeting of Stockholders, the stockholders of the Company voted on the following four items:

1.           To elect ten directors to serve until our next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.           To consider a non-binding advisory resolution approving executive compensation.

3.           To reapprove the adoption of the Company's Key Executive Incentive Bonus Plan.

4.           To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2013.

The results are as follows:

Proposal 1.	The nominees for director were elected based on the following votes:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
Stephen W. Bershad	59,500,218	2,235,011	2,437,812
David A.B. Brown	60,889,568	845,661	2,437,812
Larry J. Bump	59,683,657	2,051,572	2,437,812
Albert Fried, Jr.	59,377,671	2,357,558	2,437,812
Anthony J. Guzzi	61,047,564	687,665	2,437,812
Richard F. Hamm, Jr.	60,893,972	841,257	2,437,812
David H. Laidley	59,805,136	1,930,093	2,437,812
Frank T. MacInnis	60,925,585	809,644	2,437,812
Jerry E. Ryan	59,684,530	2,050,699	2,437,812
Michael T. Yonker	59,684,642	2,050,587	2,437,812

Proposal 2.	The proposal for stockholders to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Shares For	58,960,828
Shares Against	2,621,707
Shares Abstaining	152,694
Broker Non-Votes	2,437,812

Proposal 3.	The proposal for stockholders to reapprove the adoption of the Company’s Key Executive Incentive Bonus plan was reapproved based upon the following votes:

Shares For	60,673,616
Shares Against	976,031
Shares Abstaining	85,582
Broker Non-Votes	2,437,812

Proposal 4.	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2013 was approved based on the following votes:

Shares For	63,428,953
Shares Against	661,308
Shares Abstaining	82,780

There were no broker non-votes on this item.

Item 8.01.                      Other Events.

At the annual meeting of our Board of Directors held June 13, 2013, Stephen W. Bershad, a long standing member of the Company’s Board of Directors, was elected Chairman of the Board of Directors.  Mr. Frank T. MacInnis, who had served as Chairman of the Board of Directors of the Company since April 1994, did not stand for reelection as Chairman.  As indicated in Item 5.07 above, Mr. MacInnis was reelected a director at our Annual Meeting of Stockholders held June 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR GROUP, INC.

Date: June 17, 2013	By:	/s/ Sheldon I. Cammaker
Name: Sheldon I. Cammaker Title: Executive Vice President, General Counsel, and Secretary